October 13, 2021

THIRDLINE REAL ESTATE INCOME FUND

Ticker Symbol: TREIX

Supplement to the Prospectus Dated September 7, 2021

The following disclosure, as it relates to the Thirdline Real Estate Income Fund’s schedule for Quarterly Repurchases of Shares, has been updated to the following:

Subject to Board approval, quarterly repurchases will occur in the months of February, May, August, and November, and repurchase offer notices are expected to be sent to shareholders each January, April, July and October.

If you have any questions, please contact the Fund (877) 771-7715.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.